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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

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                                 FORM 8-K

                              Current Report

                    Pursuant to Section 13 or 15 (d) of
                    The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): August 6, 2003

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                      The Allied Defense Group, Inc.
          (Exact name of registrant as specified in its charter)

        Delaware                  0-2545                  04-2281015
    (State or other          (Commission File          (I.R.S. Employer
      jurisdiction                Number)             Identification No.)
   of incorporation)

  8000 Towers Crescent Drive, Suite 260,              22182
           Vienna, Virginia
   (Address of Principal Executive                  (Zip Code)
              Offices)

     Registrant's Telephone Number, including area code (703) 847-5268

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                              Not applicable
       (Former name or former address, if changed since last report)

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Item 5: On August 6, 2003, the Registrant issued the press release attached hereto as Exhibit 99 announcing its second quarter financial results.

Exhibits: 99- Press Release dated August 6, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ALLIED DEFENSE GROUP, INC

                                             By:   /s/ JOHN G. MEYER, JR.
                                                   -----------------------------
                                                      John G. Meyer, Jr.,
                                                      President and Chief
                                                       Executive Officer

Date: July 1, 2003